Dreyfus Strategic Beta Global Equity Fund
Summary Prospectus February 27, 2015
Class Ticker A DBGAX C DBGCX I DBGIX Y DBGYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated February 27, 2015 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 11 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.45	.45	.45	.45
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees) **	.80	.80	.55	.45
Total annual fund operating expenses	1.25	2.00	1.00	.90
Fee waiver and/or expense reimbursement***	(.40)	(.40)	(.40)	(.30)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.85	1.60	.60	.60

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
** Other expenses are based on estimated amounts for the current fiscal year.
*** The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until March1, 2016, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .60%. On or after March1, 2016, The Dreyfus Corporation may terminate this expense limitation at any time.

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-years example are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$657	$911
Class C	$263	$589
Class I	$61	$279
Class Y	$61	$257

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A	$657	$911
Class C	$163	$589
Class I	$61	$279
Class Y	$61	$257

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the period from September 15, 2014 (commencement of operations) through October 31, 2014, the fund's portfolio turnover rate was .01% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities issued by companies located throughout the world. Under normal market conditions, the fund will invest significantly (at least 40% of its net assets) in non-U.S. companies and will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). The fund's benchmark is the Morgan Stanley Capital International World Index, a free float-adjusted, market capitalization-weighted index designed to measure the large-cap and mid-cap equity performance of certain developed market countries. The fund may invest in equity securities of companies with any market capitalization.

Mellon Capital Management Corporation, an affiliate of The Dreyfus Corporation, is the fund's subadviser. Mellon Capital applies a systematic, quantitative investment approach designed to identify and exploit relative misvaluations of the stock prices of U.S. and foreign companies based on their economic fundamentals.

The fund's portfolio managers use a proprietary methodology designed to rank and select stocks of U.S. and foreign companies based on fundamental company information. In this manner, the portfolio managers employ a "strategic beta" strategy to select and weight stocks for the fund's portfolio using characteristics other than market capitalization. "Beta" is a measure of risk, specifically of the difference between a security's return and that of a benchmark such as the fund's benchmark index. The portfolio managers first weight each stock based on the company's economic size determined by a combination of accounting metrics, including, sales, earnings before interest, taxation, depreciation and amortization (EBITDA), and net total payout (including dividends and share repurchases). By weighting stocks based on the company's economic size instead of market capitalization, the fund's portfolio managers seek to focus on companies with more attractive valuations for inclusion in the fund's portfolio. Next, companies are ranked based on the quality and growth of their earnings. These metrics seek to identify high quality companies with sustainable and growing earnings and consistency of performance relative to the stocks of companies in general. A company's sales and earnings and earnings quality and earnings growth contribute, in part, to its overall beta. The final step in the portfolio construction process is to exclude companies with the lowest expected performance based on the above metrics of earnings quality and earnings growth. The weights of the excluded companies are then reallocated to the remaining

Dreyfus Strategic Beta Global Equity Fund Summary	2

companies in the portfolio. Limitations may be placed on the weight of an individual stock in the fund's portfolio for diversification purposes.

The fund's portfolio managers manage risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund's portfolio is rebalanced semi-annually, using the above-described construction methodology.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Country, industry and market sector risk. The fund may significantly overweight or underweight, relative to its benchmark index, certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market capitalization risk (small-, mid- and large-cap stock risk). To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Performance

Since the fund has less than one full calendar year of performance, past performance information is not included in this prospectus. Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year. Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Recent performance is available at www.dreyfus.com.

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Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's subadviser is Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital. The team members are Warren Chiang, CFA, William Cazalet, Ronald Gala, CFA, C. Wesley Boggs and Peter D. Goslin, CFA. Messrs. Chiang, Gala, Boggs and Goslin have each served as a primary portfolio manager of the fund since its inception in September 2014, and Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014. Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital. Mr. Cazalet is a managing director and global investment strategist at Mellon Capital. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital. Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital. Mr. Goslin is a director, senior portfolio manager and active equity strategist at Mellon Capital.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y,the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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